ADVANCED SERIES TRUST

AST Large Cap Core Portfolio

Supplement dated May 21, 2021 to the
Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus for the Advanced Series Trust relating to the AST Large Cap Core Portfolio (the Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the Portfolio’s Prospectus or Statement of Additional Information.

Effective immediately, David Small will replace Susan Bao as a Portfolio Manager for the Portfolio. Scott Davis will continue to serve as a portfolio manager for the Portfolio.

To reflect this change, the Portfolio’s Summary Prospectus is hereby revised as follows:

I.	All references and information pertaining to Susan Bao are hereby deleted.
II.	The table in the section of the Summary Prospectus entitled “Management of the Portfolio” is hereby revised by adding the following with respect to David Small:

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	J.P. Morgan Investment Management, Inc.	David Small	Managing Director	May 2021
AST Investment Services, Inc.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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